Supplement dated June 4, 2021
to the

Cushing Mutual Funds Trust (the "Trust")
Statement of Additional Information dated March 30, 2021

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

Effective May 28, 2021, Barry Greenberg no longer serves as the Chief Compliance Officer and Secretary for the Trust. All references to him throughout the Statement of Additional Information (the "SAI") are removed in their entirety.

Effective immediately, John Alban will serve as the Secretary and Matt Calabro will serve as the Chief Compliance Officer. The following table hereby replaces the table on page 24 of the SAI.

Name and Year of Birth	Position with the Trust	Principal Occupation During the Past Five Years
John H. Alban (1963)	Chief Financial Officer, Treasurer and Secretary	Chief Executive Officer (“CEO”) (2019-present), Chief Operating Officer (“COO”) of the Investment Adviser (2010-present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007-2009); COO of Spinnerhawk Capital Management, L.P. (2005-2007).
Matt Calabro (1966)	Chief Compliance Officer
Chief Compliance Officer of the Investment Adviser and funds in the fund complex (2021-present); Director of Institutional Manager Services at Ascendant Compliance Management, LLC (a subsidiary of Compliance Solutions Strategies) (2016-present).

Mr. Calabro serves as Chief Compliance Officer for the Investment Adviser and funds in the fund complex pursuant to a Compliance Services Agreement between the Investment Adviser and Ascendant Compliance Management, LLC, a subsidiary of Compliance Solutions Strategies Holdings LLC. Ascendant Compliance Management, LLC receives an annual fee, payable quarterly in advance, and reimbursement of out-of-pocket expenses, paid by the Investment Adviser and funds in the fund complex. Notwithstanding the Compliance Services Agreement, the designation of the Trust’s Chief Compliance Officer is subject to approval by the Board of Trustees, including a majority of the Independent Trustees, and Mr. Calabro has been so approved by the Board of Trustees. The Trust’s Chief Compliance Officer may be removed from his responsibilities by action of (and only with the approval of) the Board of Trustees, including a majority of the Independent Trustees.

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